Exhibit 32.(1)

CERTIFICATION BY CHIEF EXECUTIVE OFFICER

REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report of 7-Eleven, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James W. Keyes, President and Chief Executive Officer of the Company, certify, as required by Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James W. Keyes
James W. Keyes
President and Chief Executive Officer
7-Eleven, Inc.